UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 2, 2018
Mitcham Industries, Inc.
_________________________________________
(Exact name of registrant as specified in its charter)

Texas	001-13490	76-0210849
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

8141 SH 75 South, P.O. Box 1175, Huntsville, Texas		77342
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	936-291-2277
Not Applicable
______________________________________________
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [  ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07 Submission of Matters to a Vote of Security Holders.
Mitcham Industries, Inc. (the “Company”) commenced its 2018 Annual Meeting of Shareholders (the “Annual Meeting”) on August 2, 2018 in Huntsville, Texas. At the Annual Meeting, shareholders were requested to (1) elect six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified; (2) approve an increase to the number of authorized shares of preferred stock; (3) approve, on an advisory basis, Named Executive Officer compensation; (4) vote, on an advisory basis, on the frequency of future advisory votes on Named Executive Officer compensation; (5) ratify the selection by the Audit Committee of the Board of Directors of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2019; and (6) transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. Each proposal was described in the Company’s Notice of Annual Meeting and the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on May 30, 2018. The following actions were taken by the Company’s shareholders at the Annual Meeting with respect to each of the proposals:
1. Elect six individuals to serve on the Board of Directors until the next annual meeting of shareholders, each until their respective successors are duly elected and qualified. All nominees were re-elected as directors by the votes indicated:

Nominee	Voted For	Votes Withheld	Broker Non-Votes
Peter H. Blum	8,154,968	679,934	1,833,110
Robert P. Capps	8,133,304	701,598	1,833,110
R. Dean Lewis	8,171,923	662,979	1,833,110
Robert J. Albers	8,247,632	587,270	1,833,110
Thomas S. Glanville	8,248,707	586,195	1,833,110
Marcus Rowland	7,939,096	895,806	1,833,110
3. Approve, on an advisory basis, Named Executive Officer compensation:

Voted For	Voted Against	Abstentions	Broker Non-Votes
8,167,711	648,831	18,360	1,833,110
4. Vote, on an advisory basis, on the frequency of future advisory votes on Named Executive Officer compensation:

1 Year	2 Years	3 Years	Abstentions
7,526,248	308,984	940,716	58,954
A majority of the votes cast by shareholders voted, on an advisory basis, to hold an advisory vote to approve executive compensation annually. In line with this recommendation by our shareholders, the Board of Directors has decided to include an advisory shareholder vote on executive compensation in its proxy materials annually, until the next shareholder advisory vote on the frequency of the advisory vote on the compensation of the Company’s Named Executive Officers.
5. Ratify the selection by the Audit Committee of the Board of Directors of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2019:

Voted For	Voted Against	Abstentions
10,598,989	49,991	18,032

At the time of the Annual Meeting, there were insufficient votes to pass Proposal 2, which seeks to approve an amendment to the Company’s Articles of Incorporation to increase to the number of authorized shares of preferred stock. In accordance with the authority granted pursuant to the Texas Business Organizations Code and the Company’s charter documents, the Annual Meeting was adjourned prior to voting on Proposal 2 to allow additional time for voting. The Annual Meeting will reconvene at 1 p.m., local time, on August 24, 2018 at the Company’s principal executive offices, which are located at 8141 SH 75 South, Huntsville, Texas 77340. During the period of adjournment the Company will continue to accept shareholder votes on Proposal 2. The polls are closed with respect to Proposals 1, 3, 4 and 5.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mitcham Industries, Inc.

August 3, 2018	By:	/s/ Robert P. Capps

Name: Robert P. Capps
Title: Co-Chief Executive Officer, Executive Vice President-Finance and Chief Financial Officer